UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2015

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27465 (Commission File Number)	26-1469061 (IRS Employer Identification No.)

2802 North Howard Avenue
Tampa, Florida             33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (813) 920-9435

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Commission Order. On February 20, 2015, the Securities and Exchange Commission (“Commission”) issued an Order instituting Administrative Proceedings and Notice of Hearing pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Order”) (See: SEC Release #34-74327) against Innovative Software Technologies, Inc. (“Company”) and a temporary suspension of trading the Company’s Common Stock, which suspension expired on March 5, 2015 (“Suspension Order”).   The Order was served on the Company on February 24, 2015.  The Order alleges: “Innovative Software Technologies, Inc. (“INIV”) (CIK No. 1084047) is a Delaware corporation located in Tampa, Florida with a class of securities registered with the Commission pursuant to Exchange Act Section 12(g). INIV is delinquent in its periodic filings with the Commission, having not filed any periodic reports since it filed a Form 10-K for the period ended March 31, 2010, which reported a net loss of $393,992 for the prior year. As of February 12, 2015, the common stock of INIV was quoted on OTC Link operated by OTC Markets Group Inc. (formerly “Pink Sheets”) (“OTC Link”), had eight market makers, and was eligible for the “piggyback” exception of Exchange Act Rule 15c2-11(f)(3).”

Prior Disclosure.  The Company reported the risk of deregistration under Section 12(j) of the Exchange Act in its latest Annual Report on Form 10-K in the Risk Factors.

Deregistration. The Company’s focus is to restore shareholder value in the Company Common Stock and the best route to achieving that goal.  Outside counsel to the Company has spoken to appropriate Staff Members about a remediation plan and other possible options to delay or prevent deregistration of the  Company under Section 12(j) of Securities Exchange Act of 1934 (“Exchange Act’).  Based on those conversations, as well as research and guidance on the issues by outside counsel and outcomes for companies facing the same situation as the Company, the Company concluded that any effort to contest the deregistration would only waste limited Company funds without a successful result.  As such, the Company decided to settle with the Commission on the Section 12(j) deregistration and focus on reorganizing the Company and re-establishing the Company as an SEC reporting company with its Common Stock quoted on the OTCQB Marketplace of the OTC Markets Group, Inc. or “OTC,” which requires completing the audits and filing a Form 10 to register anew under the Exchange Act.  The new Form 10 registration would require Commission review and a likely comment process.  Quotation of the Company Common Stock would require finding a registered broker-dealer to file a Form 211 application with the Financial Industry Regulatory Authority or “FINRA” to obtain a trading symbol and to quote the  Company’s Common Stock, which Form 211 would be reviewed and require approval by FINRA.  The new registration and 211 application, assuming we can persuade a broker-dealer to file the Form 211, would require regulatory review and approval.  Similarly, DTC would also need to clear electronic trading of the Company’s Common Stock. As of the date of this Report, the  Company is unable to state whether the  Company will succeed in causing a resumption of trading of the  Company Common Stock, or when and if any new Form 10 registration will be filed with the Commission or the Form 211, when and if filed, will be approved by FINRA, or DTC will permit trading other  through the exchange of physical stock certificates.  FINRA and the Commission could deny approval of the filing.

Alternative Plans.  The Company is also exploring alternative plans to restore shareholder value in the Company’s Common Stock, which options include transferring assets to an existing public company in exchange for stock of the public company, which stock would be distributed to  Company shareholders as a liquidation distribution.  The Company’s efforts are preliminary and there are no discussions, negotiations or transactions contemplated as of the date of this Report.  The Company may be unable to find a suitable public company or consummate any proposed transaction.

Item 7.01  Regulation FD

The Company will conduct a shareholder conference call at Noon, EST, on Wednesday, March 25, 2015, to discuss the Company’s future plans to restore shareholder value.  The call in number for shareholders is 1-(844) 898-1797, Conference ID Number is 6612987.

With respect to Item 9.01 in this Report, and in accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Report and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, inclusive of any exhibits, contains forward-looking statements intended to qualify for the safe harbor contained in Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Current Report on Form 8-K regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Current Report on Form 8-K. These factors include inability of Company to successfully revive its business operations, obtain funding on affordable terms and conditions, complete its audits, draft all filings and obtain all regulatory approvals to restore its status as an SEC-reporting company with its Common Stock quoted on a national securities quotation system, and maintain current reporting under the Securities Exchange Act of 1934, when and if the  Company registers under that act.  Readers are cautioned not to place undue reliance on forward-looking statements.  We have not undertaken to update any forward-looking statements in this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.                     Description

99.1                                  Innovative Software Technologies, Inc. Press Release, dated March 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

Date: March 17, 2015
                                                         By: /s/ Barrett Wellman
Barrett Wellman
President and Director

Exhibit No.                     Description

99.1                                  Innovative Software Technologies, Inc. Press Release, dated March 17, 2015